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                          VAN KAMPEN AMERICAN CAPITAL
                             LIFE INVESTMENT TRUST
   SUPPLEMENT DATED OCTOBER 16, 1996, TO THE PROSPECTUS DATED MARCH 6, 1996,
                  AS PREVIOUSLY SUPPLEMENTED ON JULY 1, 1996.

    This supplement hereby amends the Prospectus in its entirety by changing the name of each series of the Van Kampen American Capital Life Investment Trust from a "Fund" to a "Portfolio," and any reference to the "Funds" to the "Portfolios." The nine series are: Asset Allocation Portfolio, Domestic Income Portfolio, Emerging Growth Portfolio, Enterprise Portfolio, Global Equity Portfolio, Government Portfolio, Growth and Income Portfolio, Money Market Portfolio and Real Estate Securities Portfolio.